UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-587-3400

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Roosevelt Multi-Cap Fund

Annual Report

November 30, 2016

Fund Adviser:

The Roosevelt Investment Group, Inc.

730 Third Avenue

23rd Floor

New York, NY 10017

Toll Free: (877) 322-0576

MANAGEMENT’S DISCUSSION OF FUND

PERFORMANCE – (Unaudited)

During the 12 month period ended November 30, 2016, the Roosevelt Multi-Cap Fund (“the Fund”) returned 1.25% and 1.45% for the Investor Class and Institutional Class respectively, trailing the benchmark Russell 3000 Index’s gain of 8.31%. During this time, holdings in the Financial Services and Information Technology sectors detracted from performance relative to the benchmark, and the portfolio’s excess cash holding during the period also contributed to its underperformance. Partially offsetting these detractors, the Consumer Staples and Industrials sectors contributed positively to performance relative to the benchmark.

In the Financial Services sector, underperformance may be largely attributed to overweight positions in certain higher beta bank stocks and underweight positions in lower beta non-bank financials during a period of market decline. Morgan Stanley (MS), a bank stock we sold during the first quarter, detracted from performance, as bank stocks generally were among the hardest hit in the market drawdown, which occurred in the January/February timeframe. Berkshire Hathaway (BRK/B), an insurance stock we purchased during the first quarter, also detracted from performance, largely because we did not hold the stock during the January/February market drawdown, a period in which it outperformed.

The Fund also lagged in the Information Technology sector, with portfolio holding Manhattan Associates, Inc. (MANH) having the poorest performance in this space. While we continue to expect growth in e-commerce and wage pressure at retailers to drive sales for Manhattan Associates, in line with our investment thesis, we had greater conviction in our other high growth investments, and therefore chose to maintain those positions while exiting this holding in early 2016.

During the period we elected to hold excess cash due to concerns about a heightened risk environment across the capital markets that we feared could spill over into U.S. equities. Our concerns included the ability of the Chinese government to competently manage its declining currency and slowing economy so as to avoid a hard landing; the impact of declining crude oil prices on high yield bond spreads and U.S. economic growth; and the potential ripple effects of the United Kingdom vote to exit the European Union. Holding excess cash in a bullish market environment where investors largely ignored these risks also contributed to the portfolio’s underperformance versus the benchmark.

In the Consumer Staples sector, portfolio holding ConAgra Brands drove outperformance. The holding is part of the Fund’s Corporate Catalysts theme, which centers on potential opportunities that arise during periods of corporate transition, particularly in our current low interest rate environment, with capital markets receptive to deal activity. ConAgra (CAG) has benefited from a new management team that is focused on streamlining the business, investing more in its brands, and ending a margin-destructive bad habit of always discounting its products.

1

MANAGEMENT’S DISCUSSION OF FUND

PERFORMANCE – (Unaudited) – (continued)

Over the 12-month period, the portfolio maintained an overweight position in Industrials versus the benchmark. That allocation decision, combined with strong stock selection, drove the Fund’s outperformance in the sector. Top contributor Old Dominion Freight Line (ODFL) benefited from an improving environment for freight over the period while at the same time it increased its market share and experienced a better than anticipated pricing environment. Defense stocks Northrop Grumman (NOC) and Lockheed Martin (LMT) were also contributors to performance, as investors anticipated increased defense spending by the next administration in Washington.

We currently hold a cautiously optimistic view on the market. We have continued to ponder the implications of the new administration’s anticipated policies and their influence on the markets in 2017 and beyond. President Trump espoused a pro-growth agenda during his campaign, and three key points we are focused on include tax reform, reduction of regulatory burden, and fiscal stimulus/infrastructure spending, which we refer to collectively as the “Trump Triad”. If enacted, the Trump Triad should support a faster pace of economic growth, which could prompt accelerated earnings growth at the U.S.-listed companies that comprise the domestic stock market. Moreover, a corporate tax reduction would feed directly into their after-tax corporate earnings, and therefore could boost the overall level of profits. In our view, even some of the milder scenarios put forth by Congressional Republicans could still deliver gains beyond what has been priced in already by the market’s post-election advance.

That said, we are cognizant of several risks that could change our positive view of the market. On the political front, if Trump pursues a hard line on trade and immigration policy, economic growth could stall and stock values may be at risk. In Europe, the populist wave continues to gain strength, with the latest example taking place in Italy where voters recently rejected Prime Minister Renzi’s proposed constitutional changes, leading him to tender his resignation. Other votes will take place across the continent next year, and investors are concerned that more populist gains could lead to a breakup of the Eurozone. While we certainly view this as a risk factor that bears watching, in our view a continuation of the populist wave is unlikely in itself to bring about dissolution of the Eurozone, which has survived numerous other crises over the last several years.

Lastly, equity-market bears note that rising interest rates tend to compress valuation multiples and lead to lower stock prices. While there is some credence to this view, we believe that one must consider the context of today’s economic environment. Specifically, we believe that stocks are more at risk when yields are rising due to inflationary concerns, as opposed to yields rising due to expectations for stronger economic growth. In our view, the recent move in yields has been driven more by the latter than by material inflationary concerns. Furthermore, the absolute level of yields is also a key factor. Our research has shown that when yields are moving up from unusually low starting points, as is the case currently, the impact on stocks is not as meaningful as when yields are moving higher from more normalized levels. Nevertheless, we will continue to monitor these and other risks as we seek to preserve and grow capital over time.

2

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(for the periods ended November 30, 2016)

	One Year	Five Years	Ten Years
Roosevelt Multi-Cap Fund – Investor Class	1.25%	8.74%	5.30%
Roosevelt Multi-Cap Fund – Institutional Class (a)	1.45%	9.25%	5.68%
Russell 3000® Index**	8.31%	14.41%	7.00%
S&P 500® Index**	8.06%	14.45%	6.89%

Total annual operating expenses, as disclosed in the Roosevelt Multi-Cap Fund’s (the “Fund”) prospectus dated March 29, 2016, were 1.19% of average daily net assets for the Investor Class. Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2016, were 0.94% for the Institutional Class. Additional information pertaining to the Fund’s expense ratios as of November 30, 2016 can be found in the financial highlights.

(a)

The Institutional Class commenced operations on October 16, 2012. This performance reflects the Fund’s Investor Class for periods prior to October 16, 2012. Unlike Institutional Class shares, Investor Class shares bear a 12b-1 fee of 0.25%. This difference is reflected in the performance information. Accordingly, had the Institutional Class of the Fund been operational for periods prior to October 16, 2012, the performance information would have been different as a result of lower annual operating expenses.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and the Russell 3000® Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. These indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

3

INVESTMENT RESULTS – (Unaudited) – (continued)

Comparison of the Growth of a $10,000 Investment in the Roosevelt Multi-Cap Fund – Investor Class, the Russell 3000® Index, and the S&P 500® Index (Unaudited)

The graph shows the value of a hypothetical initial investment of $10,000 in the Investor Class of the Fund, the Russell 3000® Index and the S&P 500® Index on November 30, 2006 and held through November 30, 2016. The performance of the Institutional Class of the Fund’s shares will be greater than the line shown based on the differences in fees paid by shareholders investing in the different classes. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 3000® Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. For more information on the Roosevelt Multi-Cap Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-322-0576.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

4

FUND HOLDINGS – (Unaudited)

[1]	As a percentage of net assets.

The investment objective of the Roosevelt Multi-Cap Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

COMMON STOCKS – 97.93%	Shares	Fair Value
Consumer Discretionary – 11.36%
Amazon.com, Inc. *	2,559	$1,920,709
Bright Horizons Family Solutions, Inc. *	17,815	1,226,028
Home Depot, Inc./The	8,791	1,137,555
Michael Kors Holdings Ltd. *	15,032	698,838
Newell Brands, Inc.	45,388	2,133,690
Walt Disney Co./The	14,695	1,456,568

		8,573,388

Consumer Staples – 4.78%
ConAgra Brands, Inc.	52,498	1,926,152
Kraft Heinz Co./The	13,396	1,093,783
Lamb Weston Holdings, Inc. *	17,499	585,867

		3,605,802

Energy – 6.73%
Concho Resources, Inc. *	7,906	1,130,716
EOG Resources, Inc.	9,952	1,020,279
Hess Corp.	20,479	1,146,005
Schlumberger Ltd.	21,172	1,779,507

		5,076,507

Financials – 16.91%
Berkshire Hathaway, Inc., Class B *	15,699	2,471,651
CBOE Holdings, Inc.	12,085	832,657
CME Group, Inc.	18,306	2,066,930
MarketAxess Holdings, Inc.	10,017	1,660,518
Moody’s Corp.	7,316	735,258
S&P Global, Inc.	6,374	758,442
SunTrust Banks, Inc.	36,313	1,886,460
U.S. Bancorp	47,367	2,350,351

		12,762,267

Health Care – 9.92%
Allergan PLC *	4,202	816,449
Bristol-Myers Squibb Co.	13,739	775,429
Cerner Corp. *	26,663	1,327,284
DexCom, Inc *	9,194	600,276

See accompanying notes which are an integral part of these financial statements.

6

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

COMMON STOCKS – 97.93% – continued	Shares	Fair Value
Health Care – 9.92% – continued
Edwards LifeSciences Corp. *	6,660	$551,781
Johnson & Johnson	12,595	1,401,823
Pfizer, Inc.	62,699	2,015,146

		7,488,188

Industrials – 17.52%
3M Co.	4,408	757,030
Acuity Brands, Inc.	3,979	1,000,360
Allegion PLC	21,172	1,416,619
Honeywell International, Inc.	12,661	1,442,594
Lockheed Martin Corp.	7,544	2,001,046
Masco Corp.	25,666	812,329
Northrop Grumman Corp.	8,846	2,208,404
Old Dominion Freight Line, Inc. *	20,755	1,811,911
Union Pacific Corp.	7,815	791,894
United Rentals, Inc. *	9,700	980,767

		13,222,954

Information Technology – 20.62%
Alphabet, Inc., Class A *	3,521	2,731,873
Apple, Inc.	22,316	2,466,364
F5 Networks, Inc. *	9,440	1,328,680
Facebook, Inc., Class A *	13,706	1,623,065
Lam Research Corp.	13,415	1,422,258
Microchip Technology, Inc.	15,430	1,021,157
QUALCOMM, Inc.	18,569	1,265,106
VeriSign, Inc. *	17,111	1,349,202
Visa, Inc., Class A	30,509	2,358,956

		15,566,661

Materials – 3.81%
Ecolab, Inc.	7,104	829,250
Lyondellbasell Industries NV, Class A	8,846	798,971
Martin Marietta Materials, Inc.	2,977	653,303
Vulcan Materials Co.	4,744	596,084

		2,877,608

See accompanying notes which are an integral part of these financial statements.

7

ROOSEVELT MULTI-CAP FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

COMMON STOCKS – 97.93% – continued	Shares	Fair Value
Real Estate – 4.23%
CBRE Group, Inc., Class A *	27,735	$805,424
Crown Castle International Corp.	14,996	1,251,566
Prologis, Inc.	22,241	1,132,067

		3,189,057

Utilities – 2.05%
NextEra Energy, Inc.	13,542	1,546,903

TOTAL COMMON STOCKS (Cost $66,615,539)		73,909,335

MONEY MARKET SECURITIES – 2.28%
Fidelity Investments Government Money Market Portfolio, Institutional Class, 0.32% (a)	1,717,761	1,717,761

TOTAL MONEY MARKET SECURITIES (Cost $1,717,761)		1,717,761

TOTAL INVESTMENTS – 100.21% (Cost $68,333,300)		75,627,096

Liabilities in Excess of Other Assets – (0.21)%		(157,400)

NET ASSETS – 100.00%		$75,469,696

(a)	Rate disclosed is the seven day effective yield as of November 30, 2016.

*	Non-income producing security.

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

8

ROOSEVELT MULTI-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

Assets
Investments in securities at fair value (cost $68,333,300)	$75,627,096
Receivable for fund shares sold	9,142
Dividends receivable	143,484

Total Assets	75,779,722

Liabilities
Payable for fund shares redeemed	238,682
Payable to Adviser	55,849
Accrued 12b-1 fees – Investor class	9,233
Payable to trustees	6,262

Total Liabilities	310,026

Net Assets	$75,469,696

Net Assets consist of:
Paid-in capital	$64,995,361
Accumulated undistributed net investment income	447,516
Accumulated undistributed net realized gain from investment transactions	2,733,023
Net unrealized appreciation on investments	7,293,796

Net Assets	$75,469,696

Net Assets: Investor Class	$21,784,729

Shares outstanding (unlimited number of shares authorized, no par value)	1,537,795

Net asset value, offering and redemption price per share	$14.17

Net Assets: Institutional Class	$53,684,967

Shares outstanding (unlimited number of shares authorized, no par value)	3,744,468

Net asset value, offering and redemption price per share	$14.34

See accompanying notes which are an integral part of these financial statements.

9

ROOSEVELT MULTI-CAP FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2016

Investment Income
Dividend income	$1,382,216

Total investment income	1,382,216

Expenses
Investment Adviser fee	815,717
12b-1 fee – Investor class	71,626
Trustee expenses	12,745
Overdraft fees	309

Total expenses	900,397

Net investment income	481,819

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,948,532
Net change in unrealized appreciation/depreciation of investment securities	(3,514,816)

Net realized and unrealized loss on investments	(566,284)

Net decrease in net assets resulting from operations	$(84,465)

See accompanying notes which are an integral part of these financial statements.

10

ROOSEVELT MULTI-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$481,819	$985,578
Net realized gain on investment securities transactions	2,948,532	16,814,361
Net change in unrealized appreciation/depreciation of investment securities	(3,514,816)	(17,401,880)

Net increase (decrease) in net assets resulting from operations	(84,465)	398,059

Distributions
From net investment income – Investor Class	(153,531)	(216,717)
From net investment income – Institutional Class	(412,642)	(409,483)
From net realized gains – Investor Class	(7,136,640)	(12,161,388)
From net realized gains – Institutional Class	(9,927,312)	(11,085,719)

Total distributions	(17,630,125)	(23,873,307)

Capital Transactions – Investor Class
Proceeds from shares sold	794,851	5,801,995
Reinvestment of distributions	7,042,764	11,884,387
Amount paid for shares redeemed	(24,624,411)	(45,012,377)

Total Investor Class	(16,786,796)	(27,325,995)

Capital Transactions – Institutional Class
Proceeds from shares sold	15,795,559	14,368,067
Reinvestment of distributions	8,885,239	9,139,655
Amount paid for shares redeemed	(29,077,923)	(24,931,696)

Total Institutional Class	(4,397,125)	(1,423,974)

Net decrease in net assets resulting from capital transactions	(21,183,921)	(28,749,969)

Total Decrease in Net Assets	(38,898,511)	(52,225,217)

Net Assets
Beginning of year	114,368,207	166,593,424

End of year	$75,469,696	$114,368,207

Accumulated undistributed net investment income included in net assets at end of year	$447,516	$591,309

See accompanying notes which are an integral part of these financial statements.

11

ROOSEVELT MULTI-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS – (continued)

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Share Transactions – Investor Class
Shares sold	$58,233	$328,255
Shares issued in reinvestment of distributions	507,039	702,783
Shares redeemed	(1,870,976)	(2,647,045)

Total Investor Class	(1,305,704)	(1,616,007)

Share Transactions – Institutional Class
Shares sold	1,213,256	843,321
Shares issued in reinvestment of distributions	633,303	536,050
Shares redeemed	(2,102,258)	(1,455,203)

Total Institutional Class	(255,699)	(75,832)

Net decrease in shares outstanding	(1,561,403)	(1,691,839)

See accompanying notes which are an integral part of these financial statements.

12

ROOSEVELT MULTI-CAP FUND – INVESTOR CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Selected Per Share Data:
Net asset value, beginning of year	$16.60	$19.43		$20.09	$16.23	$15.99

Income from investment operations:
Net investment income	0.09	0.13		0.03	0.01 (a)	0.03
Net realized and unrealized gain (loss)	0.06 (b)	(0.13	)(b)	1.34	4.10	1.69

Total from investment operations	0.15	–	(c)	1.37	4.11	1.72

Less distributions to shareholders:
From net investment income	(0.05)	(0.05)		–	(0.05)	–
From net realized gain	(2.53)	(2.78)		(2.03)	(0.20)	(1.48)

Total distributions	(2.58)	(2.83)		(2.03)	(0.25)	(1.48)

Net asset value, end of year	$14.17	$16.60		$19.43	$20.09	$16.23

Total Return (d)	1.25%	(0.24)%		7.32%	25.37%	11.87%

Ratios and Supplemental Data:
Net assets, end of year (000)	$21,785	$47,215		$86,627	$114,119	$162,359
Ratio of expenses to average net assets	1.17%	1.17%		1.16%	1.16%	1.25%
Ratio of net investment income (loss) to average net assets	0.36%	0.60%		0.13%	0.06%	0.17%
Portfolio turnover rate	90%	89%		87%	86%	116%

(a)	Per share net investment income has been calculated using the average shares method.

(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(c)	Rounds to less than $0.005.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

13

ROOSEVELT MULTI-CAP FUND – INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding during each year)

	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Period Ended November 30, 2012(a)
Selected Per Share Data:
Net asset value, beginning of year	$16.79	$19.62	$20.22	$16.24	$16.17

Income from investment operations:
Net investment income	0.10	0.15	0.07	0.12 (b)	0.02	(b)
Net realized and unrealized gain (loss)	0.09 (c)	(0.10)	1.36	4.07	0.05

Total from investment operations	0.19	0.05	1.43	4.19	0.07

Less distributions to shareholders:
From net investment income	(0.11)	(0.10)	–	(0.01)	–
From net realized gain	(2.53)	(2.78)	(2.03)	(0.20)	–

Total distributions	(2.64)	(2.88)	(2.03)	(0.21)	–

Net asset value, end of year	$14.34	$16.79	$19.62	$20.22	$16.24

Total Return (d)	1.45%	0.07%	7.60%	25.77%	0.43	%(e)

Ratios and Supplemental Data:
Net assets, end of year (000)	$53,685	$67,153	$79,966	$69,942	$1,881
Ratio of expenses to average net assets	0.92%	0.92%	0.91%	0.91%	0.91	%(f)
Ratio of net investment income to average net assets	0.61%	0.84%	0.40%	0.64%	1.62	%(f)
Portfolio turnover rate	90%	89%	87%	86%	116	%(e)

(a)	For the period October 16, 2012 (commencement of operations) to November 30, 2012.

(b)	Per share net investment income has been calculated using the average shares method.

(c)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	Not annualized.

(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

14

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2016

NOTE 1. ORGANIZATION

The Roosevelt Multi-Cap Fund (the “Fund”), was organized as a diversified series of Unified Series Trust (the “Trust”). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The objective of the Fund is long-term capital appreciation. The investment adviser to the Fund is The Roosevelt Investment Group, Inc. (“Roosevelt” or the “Adviser”).

The Fund currently offers two classes of shares, Investor Class and Institutional Class. Investor Class shares were first offered to the public on December 21, 2001; and Institutional Class shares were first offered to the public on October 16, 2012. Each share represents an equal proportionate interest in the assets and liabilities belonging to the applicable class and is entitled to such dividends and distributions out of income belonging to the applicable class as are declared by the Board. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2016, the Fund did not incur any interest or penalties.

Allocations – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determine to be fair and equitable. Expenses attributable to any class are borne by that class. Income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend

16

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2016, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Accumulated Undistributed Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) on Investments
$27,829	$(59,439)	$31,610

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

17

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE

MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and real estate investment trusts, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market securities, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

18

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE

MEASUREMENTS – continued

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$73,909,335	$—	$—	$73,909,335
Money Market Securities	$1,717,761	$—	$—	$1,717,761
Total	$75,627,096	$—	$—	$75,627,096
*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2016, based on input levels assigned at November 30, 2015.

19

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Adviser has agreed to provide investment advisory services to the Fund, and to pay most operating expenses of the Fund. The Agreement states that the Fund, not the Adviser, is obligated to pay the following expenses: brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees and expenses of the non-interested trustees and such extraordinary or non-recurring expenses as may arise, including litigation and the indemnification of the Trust’s Trustees and Officers. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the average daily net assets of the Fund.

For the fiscal year ended November 30, 2016, the Adviser earned $815,717 from the Fund for its advisory services. At November 30, 2016, the Fund owed the Adviser $55,849 for these services.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to manage the Fund’s business affairs and provide the Fund with administration, fund accounting, and transfer agency services, including all regulatory reporting and necessary office equipment and personnel. The Adviser pays all administration, transfer agency and fund accounting fees on behalf of the Fund per the Agreement. Certain officers of the Trust are employees of Ultimus or Ultimus Fund Solutions, LLC, Ultimus’ parent company. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor; such person may be deemed to be an affiliate of the Distributor.

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

The Trust, with respect to the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan provides that the Fund will pay the Adviser a fee aggregating 0.25% of the average daily net assets of the Investor Class in connection with the promotion and distribution of Investor Class shares or the provision of services to shareholders, including, but not necessarily limited to, advertising, compensation to dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Adviser may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of shares, or

20

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH

AFFILIATES – continued

who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. For the fiscal year ended November 30, 2016, the Fund accrued 12b-1 fees for the Investor Class of $71,626 of which $9,233 was unpaid at November 30, 2016.

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2016, purchases and sales of investment securities, other than short-term investments were as follows:

Purchases	$80,094,387
Sales	$118,076,762

There were no purchases or sales of long-term U.S. government obligations during the year ended November 30, 2016.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the Investment Company Act of 1940. At November 30, 2016, there were no beneficial owners with more than 25% of the voting securities of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross appreciation	$8,531,363
Gross depreciation	(1,594,680)

Net appreciation on investments	$6,936,683

At November 30, 2016, the aggregate cost of securities for federal income tax purposes was $68,690,413.

21

ROOSEVELT MULTI-CAP FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

	2016	2015
Ordinary Income	$566,173	$626,200
Long-term Capital Gain	17,063,952	23,247,107

Total distributions paid	$17,630,125	$23,873,307

At November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$436,457
Undistributed long-term capital gains	3,101,195
Net unrealized appreciation	6,936,683

$10,474,335

At November 30 2016, the difference between book basis and tax-basis unrealized appreciation was primarily attributable to wash sale losses.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

On December 28, 2016, the Institutional Class paid an income distribution of $0.09835 and a long-term capital gain distribution of $0.609043 and the Investor Class paid an income distribution of $0.053956 and a long-term capital gain distribution of $0.609043 per share to shareholders on record as of December 27, 2016.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Roosevelt Multi-Cap Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Roosevelt Multi-Cap Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roosevelt Multi-Cap Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2017

23

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, consisting of management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Roosevelt Multi-Cap Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Investor Class
Actual	$1,000.00	$1,024.60	$5.90	1.17%
Hypothetical**	$1,000.00	$1,019.17	$5.88	1.17%
Institutional Class
Actual	$1,000.00	$1,025.80	$4.64	0.92%
Hypothetical**	$1,000.00	$1,020.42	$4.62	0.92%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366.

**	Assumes a 5% return before expenses.

24

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc., an automotive supply manufacturing company, since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014.

25

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011.
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

26

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

27

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

28

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004
*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, Inc., one of the Trust’s distributors. The Board reviewed and approved this arrangement.

29

OTHER FEDERAL TAX INFORMATION – (Unaudited)

For the year ended November 30, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2016 Form 1099-DIV.

For the year ended November 30, 2016, the Fund paid qualified dividend income of 100%.

For the year ended November 30, 2016, 100% of ordinary income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

For the year ended November 30, 2016, the Fund designated $17,063,952 as long-term capital gain distributions.

30

MANAGEMENT AGREEMENT RENEWAL – (Unaudited)

The Roosevelt Multi-Cap Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, The Roosevelt Investment Group, Inc. (“Roosevelt”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 19, 2016 via teleconference to consider the renewal of the management agreement between the Trust and Roosevelt on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). After discussing the materials, the Committee interviewed Roosevelt’s Compliance Manager, as well as its General Counsel (who is also its Chief Operating Officer).

At the Board’s May 16, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Roosevelt, approved the continuation of the management agreement between the Trust and Roosevelt on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(1)	The Nature, Extent and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Roosevelt provides to the Fund. The Trustees considered that these services include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Roosevelt’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Roosevelt who provide services to the Fund. The Trustees noted Roosevelt’s representation that it maintains D&O/E&O insurance coverage. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Roosevelt to the Fund.

31

MANAGEMENT AGREEMENT RENEWAL – (Unaudited) – (continued)

(2)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2016. The Trustees observed that the Fund – Institutional Class had underperformed its Morningstar category average (Large Growth) and both benchmarks (the Russell 3000 Index and the S&P 500 Index) over the one-, three-, and five-year periods ended March 31, 2016. The Trustees noted that, for the year-to-date period, the Fund – Institutional Class had underperformed both benchmarks, but had outperformed its Morningstar category average. The Trustees considered Roosevelt’s explanation that much of the Fund’s recent underperformance was attributable to the Fund’s holdings in the Consumer Staples, Financials, and Energy sectors.

The Trustees also considered information about the Fund’s performance compared to the performance of other accounts managed by Roosevelt using a similar investment strategy for the one-year period ended February 29, 2016. The Trustees noted that the Fund had performed consistently with these other Roosevelt accounts.

(3)	Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for similarly-sized funds, which indicated that the Fund’s management fee is higher than the peer group average and median. The Trustees considered, however, that unlike most funds, the Fund has a “universal fee” structure, which means Roosevelt pays for most of the Fund’s operating expenses out of its management fee. The Trustees considered that the Fund’s total expense ratio is lower than the peer group median and average.

The Trustees also considered a profitability analysis prepared by Roosevelt for its management of the Fund, which indicated that, before the deduction of marketing expenses, Roosevelt is earning a profit as a result of managing the Fund (though is not earning a profit after the deduction of marketing expenses). The Trustees determined that this profit (before marketing expenses) was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisors to mutual funds.

The Trustees also recalled their review of the Fund’s 12b-1 plan at its August 2015 Board meeting. Additionally, the Trustees considered other potential benefits that Roosevelt may receive in connection with its management of the Fund. These benefits include third-party research obtained by soft dollars, which may be used to benefit the Fund along with Roosevelt’s other advisory clients. The Trustees noted that Roosevelt directs the Fund’s brokerage transactions to brokers who provide Roosevelt with research services. The Trustees considered that they review Brokerage Commission Reports quarterly, and determined to continue to monitor the Fund’s brokerage transactions. The Trustees also

32

MANAGEMENT AGREEMENT RENEWAL – (Unaudited) – (continued)

determined that the benefits derived by Roosevelt with respect to the Fund’s brokerage transactions were consistent with soft-dollar benefits typically derived by investment advisers to mutual funds.

The Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Roosevelt’s services to the Fund, the fees paid by competitive mutual funds, and the costs incurred by Roosevelt in providing services to the Fund.

(4)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Roosevelt will realize economies of scale as the Fund grows larger. The Trustees determined that it does not appear that Roosevelt is realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

33

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 322-0576 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 322-0576 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little

Daniel J. Condon

Kenneth G.Y. Grant, Chairman

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief

Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

The Roosevelt Investment Group, Inc.

730 Third Avenue, 23rd Floor

New York, NY 10017

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

34

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Symons Value

Institutional Fund

Annual Report

November 30, 2016

Fund Adviser:

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

Toll Free (877) 679-6667

www.symonsfunds.com

SYMONS VALUE INSTITUTIONAL FUND MARKET DISCUSSION AND OUTLOOK

We want to thank all our shareholders for their support and loyalty over the past year and since the inception of the Symons Value Institutional Fund. Symons Capital Management, Inc. (SCM) constantly strives both to produce superior absolute long-term returns and to provide excellent service and accessibility. We also invite you to visit our completely redesigned and expanded website at www.symonsfunds.com, which we believe is well worth your time reviewing. The drop-down menus at the top of the website’s home page lead you to a fuller elaboration of our firm, our strengths and our colleagues, as well as to the details of our investment process.

For the fiscal year ended November 30, 2016, the Symons Value Institutional Fund’s (SAVIX) one-year return was 3.05% versus the Russell 3000® Value Index’s return of 12.59%. Since the inception of the Symons Value Institutional Fund on December 22, 2006 through November 30, 2016, the fund has an annualized return of 5.60% versus the Russell 3000® Value Index annualized return of 5.54%. The commentary below provides additional insight into our investment research and portfolio management thought process.

2016 REVIEW AND THE BIG PICTURE

It has been eight years since the 2008 financial crisis and the start of the Federal Reserve’s unprecedented and continuing interventions in the financial markets through monetary policy. In our judgment, the Fed has reached the “Oh, my” stage of its shambling policy maneuvers. In the aftermath of 2008, the Fed’s position was that, with its novel but temporary monetary interventions, while it would revive the economy without pain to anyone, and then allow interest rates to return to normal, returning its balance sheet of purchased financial assets to pre-crisis levels. The economy keeps getting weaker, interest rates remain severely suppressed, and the Fed’s balance sheet continues to hold over $4 trillion of financial assets, seriously distorting financial markets. Let’s take a big picture look at what has happened, and then at what we expect could happen going forward.

The Fed interventions began with large, but supposedly temporary, purchases from commercial banks of U.S. treasury securities and, even worse, of mortgage-backed securities (MBS) of questionable value. This process is called QE (Quantitative Easing), and at that time was viewed by the markets as part of an acceptable central bank process of lending freely in times of financial panic, even though the MBS purchases differed dramatically from the historical view of appropriate central bank interventions to maintain bank liquidity (not solvency) and limit panics by bank depositors and other bank creditors. The Fed’s justification for its asset purchases was that, otherwise, the financial crisis would become an economic crisis, even though that position also differs dramatically from historical experiences since the Great Depression. In times of financial crisis, it is the job of the FDIC (Federal Deposit

1

Insurance Corporation) to protect depositors and the job of the Fed to protect the bank payments system, thereby enabling the real economy to continue to function, while “creative destruction” of imprudent investments (whether bank or non-bank enterprises) clears the decks for future economic growth. The Fed chose an alternative, politically pain-free path.

The temporary Fed interventions have turned out to be anything but temporary. Only after the Fed reacted to the market downturn in the third quarter of 2011 with yet more QE purchases, which further protected zombie bank and nonbank enterprises, did the market begin to view QE as something other than a temporary activity. The markets started to view QE as a “Fed put option,” enabling speculators to disregard downside risks reflected in weak economic performance and above-average stock valuations. Ultimately the QE purchases expanded the Fed’s balance sheet (and the monetary base) from less than $1 trillion of assets to more than $4 trillion of assets. As recently as 2013, the Fed still talked about returning its balance sheet to “pre-crisis” levels, but it has yet to happen. QE has become a permanent source of financing for government and MBS debt, rather than a temporary action designed to stabilize the economy during a financial crisis.

The result is that the Fed has never unwound QE, and its artificially low interest rate policy (Zero Interest Rate Policy or “ZIRP”) also is here indefinitely. While the Fed told us that QE and ZIRP would result in an economic recovery, it has not happened. Our conclusion is that the Fed does not know what to do, other than hope that an economic recovery somehow appears. At the most recent FOMC (Fed Open Market Committee) meeting in September 2016 the decision was made (again) to keep interest rates at their historically low level. And the Fed no longer talks about restoring its QE-bloated balance sheet to its pre-2008 level.

To us, the real story is that over the past eight years the Fed has proven it does not have magical powers to make everything perfect. They have made the economy weaker and the financial markets riskier. They appear to be petrified that any policy move toward normalcy with their QE and ZIRP policies will create a downside tantrum in the stock and bond markets. They have no one but themselves to blame for that risk to their credibility. This may change with a new President-elect, but we will have to wait and see.

THE ECONOMY AND INVESTMENT MARKETS

Where do we go from here? We believe that there are many possible paths to a common, probable outcome. Economic growth is weak and declining. Even the Fed has reduced its projections of future GDP growth. Many people believe that today’s historic low interest rates support today’s high stock valuations, but that does not change the fact that higher interest rates, which are a function of stronger economic growth, would put additional pressure on stock valuations. Either way, stock valuations appear to have limited upside. So, where does this leave us?

2

In addition to having a weak economy, low rates, and high financial asset valuations, we need to add the dramatic increases in government and corporate debt over the past eight years. With all of this we should not be surprised if the long-term stock market risk/reward probabilities are tilted to the downside. We have managed similar scenarios before – the large downturns in 2000 and 2008, and the smaller downturns in the third quarters of 2011 and 2015.

Looking forward to 2017, we believe that the best we can expect from the market is weak returns. But market returns can be volatile, particularly on the downside, and downturns are often linked to various economic or geopolitical surprises. So far, we have seen no dramatic economic surprises in the U.S., Europe, China or Japan. If we continue on that path it is likely that, with the backdrop of weak economic growth and low interest rates, we could see multiple market retreats in the 10% to 20% range, as we did in 2011 and 2015. With our defensive portfolio, multiple modest retreats can become multiple modest buying opportunities. Alternatively, it is possible that we will see a material economic shock as we did in 2000 and 2008, such as a banking/debt crisis in China or Europe. In that case, we could see a market where the buying opportunities are more significant but less frequent. In either scenario, we expect to see modest market returns from current valuation levels, but we also expect to see buying opportunities. We see the likelihood of various possible paths to the same basic outcome.

Our macroeconomic research will guide us as the various possible scenarios unfold. We can’t be certain that economic growth will remain weak and interest rates low (although right now that is the greater probability), or that economic growth will somehow improve and interest rates rise significantly. In either case both interest rates and rates of economic growth exert their influence on stock valuations in different ways. But in either scenario, current stock valuations have modest upside potential, even with the post-election market run, and more significant downside potential. With our current portfolios, we believe we are positioned to deal with either basic scenario or its variations. The data will tell us how to manage the portfolios to take advantage of the changing opportunities.

EQUITY STRATEGIES AND PORTFOLIO MANAGEMENT

At SCM, we strive for both long-term absolute returns and relative returns with a focus on risk-management and downside protection over a full market cycle. In short, we consider ourselves risk managers. We try to straddle the line between relative and absolute performance. When valuations are cheap, we are happy to focus on being relative managers, but when valuations make the market dangerous on average (in our opinion for the past five years) we tend to become more cautious. When there is a lack of investments that satisfy our criteria for absolute valuation and return possibilities, cash may build as we await better opportunities. Cash is the residual of investment opportunity. Thus, cash levels are a by-product of having a disciplined investment process to which we adhere. For SCM, we use cash as a risk management tool.

3

In our judgment, the current market is looking more and more like 1999, where stock prices keep straying farther from the fundamental data. Subjective hopes can deviate from objective data for quite a while, but not forever. Understanding this dichotomy involves the concept of reflexivity. In simple terms, reflexivity means that because a stock (or market) has gone up for a long time people assume it will continue to go up. Many people seem to believe that stocks cannot go down because the Fed and other central banks around the world will not allow it. This reflection of subjective belief, or what is called a feedback loop, causes prices and expectations to drastically diverge from reality. Financial markets, far from accurately reflecting all the available knowledge, provide a distorted view of reality. We saw this with the tech bubble, where earnings did not matter. The problem is, for how long can this go on? We do not know, but what we do know is that we can manage portfolios consistent with the objective fundamental data. In many ways, it looks like we are back in 1999.

Decades of experience tell us that protecting capital in expensive markets is both the least volatile and most effective path to sustainable wealth accumulation, and our portfolios are positioned appropriately based on the current economic and market environment. That is how we invest. We find “sad” companies that are unloved and that people are afraid of, and we determine their risk/reward. Often their troubles are well known, which has driven down the stock price. If we have done our research properly and are patient, the sad stock should have less downside risk.

Notwithstanding the market gyrations since the presidential election, not much has changed in the last year to alter our view of market risks. We are staying defensive with utilities, consumer staples, telecommunications, and a few health care and precious metals stocks until we see changes in the economic or stock valuation data. Eventually we will get back to investing in other sectors, such as energy and industrials, but not in the immediate future.

PERFORMANCE

The Symons Value Institutional Fund is an actively managed fund and may not correspond to or track its relative benchmark over the short-term. Our goal, as it has always been, is to generate positive long-term returns that outperform the fund’s benchmark over full market cycles.

For the fiscal year ending November 30, 2016, the fund underperformed relative to its benchmark by 9.54%. This underperformance was primarily due to the defensive positioning of the fund’s portfolio, which held a substantial cash position, was underweight in cyclical sectors, and was overweight in defensive sectors. During the fiscal year, we have had somewhat elevated cash levels and minimal exposure to the Financial and other Cyclical Sectors, which hampered performance during the October-November presidential election period. What was generally unexpected was the sudden, sharp increase in bond yields. We have an overweighting of utilities stocks whose prices can be affected by long-term bond yields because utilities stocks trade

4

similar to bonds due to their slow growth and stable revenue traits. As long-term bond yields rise, both bond prices and utilities stock prices decline. That is precisely what we saw in October and November. Utilities are not popular at the moment, but often that is where the attractive valuations are, along with limited downside risk. We continue to be comfortable holding utilities stocks because most (but not all) economic data continue to indicate that we will have slow economic growth going forward. Economic growth has the strongest correlation with whether interest rates rise and how much they rise. As a consequence, the slower economic growth is, historically the slower that interest rate increase. At the same time, higher interest rates ultimately tend to depress economic growth. Right now, based on the majority of current economic data, we believe we will see a leveling or even a retreat of interest rates. As a consequence, we plan to continue to hold our utilities stocks until we begin to see further positive changes in economic data.

As a corollary to our overweighting in defensive stocks, such as utilities, we also have an underweighting in cyclical stocks that traditionally do well in times of sustained economic growth. Cyclical stocks recently have been helped by the hope of economic revival generated by the President-elect. A full market cycle is more than just a few months, and the recent dramatic move in November in the Russell 3000 Value Index, particularly with cyclical stocks, is not supported by any dramatic changes in economic data, which change slowly. The type of volatility we have seen recently can snap back quickly.

Buying stocks for the long-term requires discipline and patience, particularly in markets with downside risk. There is no such thing as “can’t lose” in the stock market. We look for stocks that we believe are excellent bargains, while recognizing that short-term movements in a company’s stock price can be baffling. When we purchase a stock, it is not uncommon in the short term to see some level of price decline. Subsequently it is not uncommon for those same holdings to appreciate as initially expected. The result is that we often must demonstrate patience if the market for a stock does not immediately go our way. As we want every shareholder to understand, we are paid to manage risk.

LOOKING AHEAD

We believe that today, just as was true in 1999 and 2007, is a time where defensive asset management matters greatly in the quest for long-term wealth preservation and accumulation. In the current equity market, notwithstanding the post-election hopes of economic revival, it is fair to say that there is a significant possibility of material downside risk, whether in multiple smaller (2011 and 2015) downturns or in a larger (2000 and 2008) downturn. SCM has consistently worked to protect capital in down markets, and our current portfolios are structured to address that real possibility.

Careful analysis of macroeconomic data and fundamental valuation data governs our decision-making process, rather than the hopes or actions of other investors. If we let

5

the popular opinion of the investing herd dictate our investment thinking, we should never expect to control risk and outperform over a full market cycle. By engaging in independent macro and fundamental research, by constantly trying to manage risk and by only holding stocks with sensible valuations, SCM has been able to have less fear of downturns. Preserving purchasing power gives us the ability to take advantage of price opportunities as they become available, one stock at a time.

Sincerely,

Colin E. Symons, CFA	Michael P. Czajka

Chief Investment Officer	Chief Executive Officer

6

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(for the periods ended November 30, 2016)

	1 Year	5 Year	Since Inception (December 22, 2006)
Symons Value Institutional Fund	3.05%	7.34%	5.54%
Russell 3000 Value Index**	12.59%	14.67%	5.60%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2016, were 1.34% of average daily assets (1.21% after fee waivers by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as interest and dividend expenses on securities sold short; any 12b-1 fees; taxes; any indirect expenses, such as fees and expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018. Additional information pertaining to the Fund’s expense ratios as of November 30, 2016 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-679-6667.

*	Average annual total return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for periods less than one year are not annualized.

**

The Russell 3000® Value Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effects of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of the Index.

The Fund’s investment objective, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

7

INVESTMENT RESULTS – (Unaudited) (continued)

Comparison of a $10,000 Investment in the Symons Value

Institutional Fund and the Russell 3000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 22, 2006 (commencement of Fund operations) and held through November 30, 2016. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Russell 3000® Value Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-877-679-6667. You should carefully consider the investment objective, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

8

FUND HOLDINGS – (Unaudited)

[1]	As a percent of net assets.

The investment objective of the Symons Value Institutional Fund is long-term capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available at the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

9

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

COMMON STOCKS – 81.14%	Shares	Fair Value
Beverages – 7.80%
Coca-Cola European Partners PLC	36,960	$1,199,722
Diageo PLC ADR	19,730	1,997,465
PepsiCo, Inc.	38,250	3,828,825

		7,026,012

Diversified Telecommunication Services – 3.06%
AT&T, Inc.	71,390	2,757,796

Electric Utilities – 7.33%
Entergy Corp.	56,990	3,916,923
FirstEnergy Corp.	85,800	2,684,682

		6,601,605

Equity Real Estate Investment Trusts – 5.77%
Digital Realty Trust, Inc.	17,570	1,622,238
Public Storage	17,100	3,579,030

		5,201,268

Food Products – 13.99%
Campbell Soup Co.	81,850	4,656,446
ConAgra Foods, Inc.	95,130	3,490,320
Hershey Co./The	35,640	3,444,250
Lamb Weston Holdings, Inc. *	30,376	1,016,988

		12,608,004

Health Care Providers & Services – 5.56%
Express Scripts Holding Co. *	65,990	5,007,321

Hotels Restaurants & Leisure – 4.02%
Marriott International, Inc. – Class A	45,945	3,619,547

Household Products – 2.27%
Procter & Gamble Co./The	24,790	2,044,183

Independent Power & Renewable Electricity Producer – 3.56%
AES Corp.	279,930	3,205,199

Media – 2.27%
Viacom, Inc. – Class B	54,640	2,047,907

See accompanying notes which are an integral part of these financial statements.

10

SYMONS VALUE INSTITUTIONAL FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

COMMON STOCKS – 81.14% – (continued)	Shares	Fair Value
Metals & Mining – 2.66%
Goldcorp, Inc. (Canada)	181,705	$2,396,689

Multi-Utilities – 17.97%
Alliant Energy Corp.	119,140	4,279,509
Consolidated Edison, Inc.	51,290	3,578,503
Dominion Resources, Inc.	54,595	4,001,268
PG&E Corp.	73,690	4,332,972

		16,192,252

Wireless Telecommunication Services – 4.88%
Rogers Communications, Inc.	114,020	4,401,172

TOTAL COMMON STOCKS (Cost $67,363,711)		$73,108,955

MONEY MARKET SECURITIES – 18.77%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio, Institutional Class 0.26% (a)	16,913,533	16,913,533

TOTAL MONEY MARKET SECURITIES (Cost $16,913,533)		16,913,533

TOTAL INVESTMENTS – 99.91% (Cost $84,277,244)		90,022,488

Other Assets in Excess of Liabilities – 0.09%		82,549

NET ASSETS – 100.00%		$90,105,037

(a)	Rate disclosed is the seven day effective yield as of November 30, 2016.

*	Non-income producing security.

ADR – American Depositary Receipt

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

11

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

Assets
Investments in securities at fair value (cost $84,277,244)
At fair value	$90,022,488
Receivable for fund shares sold	42,002
Dividends receivable	217,791
Prepaid expenses	14,584

Total Assets	90,296,865

Liabilities
Payable for fund shares redeemed	86,376
Payable to Adviser	65,475
Payable to administrator, fund accountant, and transfer agent	10,540
Payable to custodian	1,728
Payable to trustees and officers	744
Other accrued expenses	26,965

Total Liabilities	191,828

Net Assets	$90,105,037

Net Assets consist of:
Paid-in capital	$82,334,817
Accumulated undistributed net investment income	223,809
Accumulated undistributed net realized gain from investment transactions	1,801,167
Net unrealized appreciation on investments	5,745,244

Net Assets	$90,105,037

Shares outstanding (unlimited number of shares authorized, no par value)	8,318,560

Net asset value (“NAV”) and offering price per share	$10.83

Redemption price per share (NAV * 98%) (a)	$10.61

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

12

SYMONS VALUE INSTITUTIONAL FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2016

Investment Income
Dividend income (net of foreign taxes withheld of $49,545)	$2,293,387

Total investment income	2,293,387

Expenses
Investment Adviser fee	912,552
Administration expenses	68,878
Fund accounting expenses	36,491
Legal expenses	35,219
Transfer agent expenses	16,190
Report printing expense	20,606
Registration expenses	20,028
Audit expenses	16,800
Custodian expenses	12,067
Trustee expenses	11,985
CCO expense	10,355
Insurance expense	6,483
Miscellaneous expenses	17,561
Pricing expenses	1,821

Total expenses	1,187,036
Fees waived by Adviser	(82,649)

Net operating expenses	1,104,387

Net investment income	1,189,000

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain on investment securities transactions	1,872,095
Net realized loss on foreign currency transactions	(5,985)
Net change in unrealized appreciation/depreciation of investment securities	(932,150)

Net realized and unrealized gain on investments and foreign currency	933,960

Net increase in net assets resulting from operations	$2,122,960

See accompanying notes which are an integral part of these financial statements.

13

SYMONS VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2016	Year Ended November 30, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,189,000	$1,324,585
Net realized gain on investment securities and foreign currency transactions	1,866,110	3,272,089
Net change in unrealized appreciation/depreciation of investment securities	(932,150)	(5,619,500)

Net increase (decrease) in net assets resulting from operations	2,122,960	(1,022,826)

Distributions
From net investment income	(1,158,328)	(1,406,672)
From net realized gains	(3,035,686)	(10,996,087)

Total distributions	(4,194,014)	(12,402,759)

Capital Transactions
Proceeds from shares sold	33,586,959	15,809,372
Proceeds from redemption fees (a)	5,809	1,579
Reinvestment of distributions	3,729,260	10,909,678
Amount paid for shares redeemed	(24,104,311)	(29,443,951)

Net increase (decrease) in net assets resulting from capital transactions	13,217,717	(2,723,322)

Total Increase (Decrease) in Net Assets	11,146,663	(16,148,907)

Net Assets
Beginning of period	78,958,374	95,107,281

End of period	$90,105,037	$78,958,374

Accumulated undistributed net investment income included in net assets at end of year	$223,809	$200,461

Share Transactions
Shares sold	3,012,228	1,412,623
Shares issued in reinvestment of distributions	345,173	956,281
Shares redeemed	(2,169,389)	(2,607,481)

Net increase (decrease) in shares outstanding	1,188,012	(238,577)

(a)	The Fund charges a 2% redemption fee on shares redeemed within 60 days of purchase. Shares are redeemed at the NAV if held longer than 60 days.

See accompanying notes which are an integral part of these financial statements.

14

SYMONS VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)

	Fiscal Year Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013		November 30, 2012
Selected Per Share Data:
Net asset value, beginning of year	$11.07	$12.91	$11.82	$10.94		$9.94

Income from investment operations:
Net investment income	0.14	0.18	0.18	0.16		0.16
Net realized and unrealized gain (loss) on investments	0.19	(0.29)	1.06	1.59		0.77

Total from investment operations	0.33	(0.11)	1.24	1.75		0.93

Less distributions to shareholders:
From net investment income	(0.14)	(0.20)	(0.15)	(0.15)		(0.16)
From net realized gain	(0.43)	(1.53)	–	(0.72)		(0.22)
From return of capital	–	–	–	–		(0.01)

Total distributions	(0.57)	(1.73)	(0.15)	(0.87)		(0.39)

Paid in capital from redemption fees (a)	–	–	–	–		–

Net asset value, end of year	$10.83	$11.07	$12.91	$11.82		$10.94

Total Return (b)	3.05%	(1.11)%	10.55%	16.05%		8.98%
Ratios and Supplemental Data:
Net assets, end of year (000)	$90,105	$78,958	$95,107	$90,882		$91,391
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.29	%(c)	1.46%
Ratio of expenses to average net assets before waiver or recoupment by Adviser	1.30%	1.34%	1.34%	1.33%		1.29%
Ratio of net investment income to average net assets	1.30%	1.61%	1.48%	1.32%		1.46%
Portfolio turnover rate	83%	65%	58%	45%		28%

(a)	Redemption fees resulted in less than $0.005 per share.

(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c)	Effective May 22, 2013, the Adviser agreed to waive fees to maintain Fund expenses at 1.21%. Prior to that date, the expense cap was 1.46%.

See accompanying notes which are an integral part of these financial statements.

15

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2016

NOTE 1. ORGANIZATION

The Symons Value Institutional Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on November 13, 2006 and commenced operations on December 22, 2006. The Fund was formerly known as the Symons Alpha Value Institutional Fund. The name change was effective March 30, 2009. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The investment adviser to the Fund is Symons Capital Management, Inc. (the “Adviser”). The investment objective of the Fund is long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

16

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2016, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income, its net realized long term capital gains and its net realized short

17

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2016, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Net Investment Income	Gain (Loss) on Investments
$–	$(7,324)	$7,324

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, (the risk inherent in a particular valuation technique used to measure fair value including items such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

18

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined

19

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$73,108,955	$–	$–	$73,108,955
Money Market Securities	16,913,533	–	–	16,913,533
Total	$90,022,488	$–	$–	$90,022,488

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of November 30, 2016, based on input levels assigned at November 30, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to the supervision of the

20

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly. The Adviser is paid at an annual rate of 1.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund expenses, but only to the extent necessary so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, if any, extraordinary litigation expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 1.21% of the Fund’s average daily net assets through May 22, 2018. For the fiscal year ended November 30, 2016, the Adviser earned a fee of $912,552 from the Fund. For the fiscal year ended November 30, 2016, the Adviser waived fees of $82,649. At November 30, 2016, the Fund owed the Adviser $65,475 for advisory services.

Each waiver or reimbursement by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at November 30, 2016, are as follows:

Amount	Subject to Repayment Until November 30,
$119,111	2017
104,317	2018
82,649	2019

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the year ended November 30, 2016, Ultimus earned fees of $68,878 for administration services, $16,190 for transfer agent services, and $36,491 for fund accounting services. At November 30, 2016, the Fund owed Ultimus $10,540 for such services.

Certain officers of the Trust are employees of Ultimus or Ultimus Fund Solutions, LLC, Ultimus’ parent company. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor; such person may be deemed to be an affiliate of the Distributor.

21

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Huntington National Bank is the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2016, purchases and sales of investment securities, other than short-term investments, were as follows:

Amount
Purchases	$71,176,637
Sales	$63,346,358

There were no purchases or sales of long-term U.S. government obligations during the year ended November 30, 2016.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2016, Charles Schwab & Co. (“Schwab”), for the benefit of its customers, owned 31.62% of the Fund. As a result, Schwab may be deemed to control the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2016, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$7,030,099
Gross Depreciation	(1,284,855)

Net Appreciation on Investments	5,745,244

Tax Cost	$84,277,244

22

SYMONS VALUE INSTITUTIONAL FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 7. FEDERAL TAX INFORMATION – continued

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary Income*	$1,158,328	$3,229,166
Long-term Capital Gain	3,035,686	9,173,593

	$4,194,014	$12,402,759

*	Short term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Amount
Undistributed ordinary income	$223,809
Undistributed long term capital gain	1,801,167
Unrealized appreciation	5,745,244

$7,770,220

As of November 30, 2016, the Fund did not have any unused capital loss carryforwards available for federal tax purposes.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

On December 28, 2016, the Fund paid an income distribution of $0.032887 and a long-term capital gain distribution of $0.226652 per share to shareholders of record on December 27, 2016.

23

SUMMARY OF FUND EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months from June 1, 2016 to November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transaction costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Symons Value Institutional Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period* June 1, 2016 – November 30, 2016
Actual	$1,000.00	$967.20	$5.95
Hypothetical **	$1,000.00	$1,018.95	$6.11

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

**	Assumes a 5% return before expenses.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders Symons Value Institutional Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Symons Value Institutional Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Symons Value Institutional Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2017

25

ADDITIONAL FEDERAL INCOME TAX INFORMATION (Unaudited):

The Form 1099-DIV you receive in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income: For the year ended November 30, 2016, the Fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum tax rate under section 1(h)(11) of the Internal Revenue Code.

Dividends Received Deduction: For the year ended November 30, 2016, the Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

For the year ended November 30, 2016, the Fund designated $3,035,686 as long-term capital gain distributions.

26

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.
Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc., an automotive supply manufacturing company, since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014.

27

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011.
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.
*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

28

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present	Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

29

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

30

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004
*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, Inc., one of the Trust’s distributors. The Board reviewed and approved this arrangement.

31

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The Symons Value Institutional Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, Symons Capital Management, Inc. (“Symons”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on April 19, 2016 via teleconference to consider the renewal of the management agreement between the Trust and Symons on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). After discussing the materials, the Committee interviewed Symon’s Chief Compliance Officer, its Chief Investment Officer and Portfolio Manager, its Chief Operating Officer and Trader, and its Chief Executive Officer.

At the Board’s May 16, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Symons, approved the continuation of the management agreement between the Trust and Symons on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(1)	The Nature, Extent, and Quality of Services – The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Symons provides to the Fund. The Trustees considered that these services include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Symons’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Symons who provide services to the Fund. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Symons to the Fund.

32

MANAGEMENT AGREEMENT RENEWAL (Unaudited) – (continued)

(2)	Fund Performance – The Trustees next reviewed and discussed the Fund’s performance for periods ended March 31, 2016. The Trustees considered that the Fund had underperformed its benchmark, the Russell 3000 Value Index, for the three- and five-year periods, but had significantly outperformed its benchmark for the one-year period. The Trustees also considered the Fund’s performance in comparison to the average returns of the funds in its Morningstar category (Large Value). The Trustees noted that the Fund had significantly outperformed the Morningstar category average over the one-year period and slightly outperformed over the longer five-year period, although it underperformed the Morningstar category average over the three-year period. The Trustees considered Symons’ representation that much of the Fund’s recent outperformance was the result of its defensive portfolio, including its holdings in Consumer Staples and Utilities.

The Trustees also considered information about the Fund’s performance as compared to the performance of a composite of client accounts managed by Symons using a similar strategy for periods ended February 29, 2016. The Trustees noted that the Fund had outperformed the composite over the one-, three-, and five-year periods.

(3)	Fee Rate and Profitability – The Trustees reviewed Trust counsel’s fee and expense comparison for similarly-sized funds, which indicated that the Fund’s gross and net management fees and total net expense ratio were higher than the peer group average and median. The Trustees considered that the Fund’s gross management fee was within the range of the gross management fees for the peer group funds. The Trustees also considered that Symons has agreed to waive its management fee and/or reimburse expenses of the Fund through May 22, 2018 to the extent that its total annual operating expenses (excluding certain expenses) exceed 1.21%.

The Trustees also considered a profitability analysis prepared by Symons, which showed that Symons is earning a profit from managing the Fund. The Trustees determined that this profit was not excessive, based in part on their review of comparative profitability information from a Management Practice Inc. survey on the profitability of publicly-held investment advisors to mutual funds.

The Trustees also considered information from Symons regarding its fee schedule for separate accounts managed using a similar strategy, and noted that the Fund’s management fee was higher than the management fee charged to these separate accounts. The Trustees discussed these differences in fees and considered Symons’ explanation that, in comparison to its separate accounts, the Fund is more labor intensive and expensive to manage.

33

MANAGEMENT AGREEMENT RENEWAL (Unaudited) – (continued)

The Trustees considered other potential benefits that Symons may receive in connection with its management of the Fund. The Trustees noted that Symons does not enter into soft-dollar transactions on behalf of the Fund.

The Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Symons’s services to the Fund, the fees paid by competitive mutual funds, and the costs incurred by Symons in providing services to the Fund.

(4)	Economies of Scale – In determining the reasonableness of the management fee, the Trustees also considered the extent to which Symons will realize economies of scale as the Fund grows larger. The Trustees determined that Symons is not realizing benefits from economies of scale in managing the Fund to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

34

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request. You may call toll-free at (877) 679-6667 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 679-6667 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little

Daniel J. Condon

Kenneth G.Y. Grant, Chairman

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond,

    Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, PA 15228

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 S. High Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

35

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Auer Growth Fund

Annual Report

November 30, 2016

Fund Adviser:

SBAuer Funds, LLC

8801 River Crossing Blvd., Suite 100

Indianapolis, IN 46240

Toll Free (888) 711-AUER (2837)

www.auergrowthfund.com

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited)

If you’ve ever watched the stock market on TV in the morning, you’ve probably seen the ceremony called the opening bell. Usually it’s an honor reserved for a company that is going public on that day. The company is coming into the public market, which is hard to do. In many times the very fact that a company has reached that level of need for equity speaks to the company’s success up until that point.

I currently calculate there are now fewer than 7,000 companies that are publicly traded on the three main United States exchanges: the New York Stock Exchange, the American Stock Exchange, and the NASDAQ over the counter market. When I was hired as a financial advisor for Dean Witter in 1986, I believe there were almost 10,000 public companies. What has happened is even though the market value is TRILLIONS of dollars greater today, that money is now spread over fewer companies.

Attrition has hit the stock lists because, over time, we have seen mergers of companies (for example right now there is a possible mega-merger happening between AT&T and Time Warner) or just outright acquisitions, which sees the larger firm just swallow whole the smaller company; it may become a division or just be completely melded into the acquirer. Also, companies do go out of business or become bankrupt. It is estimated that over half the coal that is supplied to generate utilities in the US, which accounts for close to 50% of our power generation, comes from now bankrupt coal companies. Sometimes companies can go bankrupt, such as in the case of General Motors a few years ago, which cancelled all the stock and essentially valued it at zero. The company issued new stock to new investors and recapitalized with the government’s assistance and now soldiers on.

All this is to say, the new issues have not come on board fast enough to replace the decline in total issues. Whether you think the US equity market is under, over, or fairly valued, the market valuation may be incomparable by any historical yardstick. If we see the bubble burst in bonds as an asset class, and millions of people who still are un-invested in equities return, we could see the new flow of previously sidelined assets push the US equity market to new highs. I am not predicting, but more watching what may happen if we get a perfect storm of ultra-low corporate taxes, with a crunch on bond investors, and some inflation returning, and a shortage of stock issues.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

On top of all that, you could see the pace of mergers and acquisitions accelerate even further. I would not be surprised to see the number of publicly traded stocks decline below 5,000 in the near future. To be fair though, there has been offsetting factors of more venture capital, more middle market financing, and privately held business. Uber is an example of that. However, it is rumored to be on the docket as one of the largest IPOs. Some think its initial market value could be north of $50 billion on the first day of trading, if it ever does go public, but this rumor has been going now for about two to three years.

The point is that stocks are getting scarcer. Because of the economic environment, their desirability may be increasing. You combine the two, and you could have prices that go from what seems to be high to prices that no one could have predicted. I believe the increasing scarcity of stocks will push the equity market higher, causing the Auer Growth Fund to perform well. With the dual impact of increasing investment flows and decreasing investment opportunities, the under the radar type stocks we hold will, we believe, be prime sources for investment.

While our strategy has struggled for eight years, it was nice that the last month of our fiscal year, November 2016, saw the strategy move ahead 9.97% just in one month, more than double the S&P 500 but trailing slightly the Russell 2000. This was our best month in more than five years. While we are very happy with our November performance, we did lag behind in the first few months of 2016, pulling our full year return lower. At the end of our fiscal year 11/30/2016, the Auer Growth Fund was down -1.30%, trailing the S&P 500 which was up 8.06% and the Russell 2000 Value which was up 19.85%. The fund’s underperformance is related to the underperformance of the Real Estate and Health Care sectors.

We believe fundamentals matter, but so do, of course, political changes. As we move into this new political environment we believe there is the possibility of new and exciting opportunities for business expansion. Looking forward, we see the fund performing positively if assets flow out of the bond market and into the equity market. We also see the fund reacting favorably if the energy market continues to rebound from its historically low levels. We believe that in the first few months following the US Presidential inauguration, there will be some political and economic uncertainty. In

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE – (Unaudited) (continued)

response to that uncertainty, we believe that fundamentals provide a bedrock on which to build the fund’s portfolio.

Take note that Wall Street abhors uncertainty. In the past, it has reacted positively, almost in a strange, patriotic unison, when capitalism triumphs in the world. To those that who are less optimistic of where things may go, we disagree. We think a much better atmosphere is rapidly developing for the type of stock we purchase in the fund.

To remind our investors, we screen every stock that trades in the US. The first hurdle they need to jump is to post a quarter of 25% earnings per share growth versus the linked quarter a year ago. We next look for quarterly revenue, or sales, up 20% for the quarter, year-over-year. Next, we look at what the company earned for the quarter and calculate that if its earnings can continue at that same level if the stock would trade below 12 times profits, or what is known as the price-to-earnings ratio. Basically, the price-to-earnings ratio (P/E) is the amount the stock trades at as multiple of a company’s after tax profits. We then read the reports to see if the company has warned of any change or slow down, and then weight the holding and purchase in the fund. We freely share the process; it’s not a secret black box.

While we are disappointed in our performance over the last year, we believe that the Auer Growth Fund is well positioned to move into 2017. Although there is political and economic uncertainty, with that uncertainty comes great opportunity. Every company in the portfolio increased sales, and every company is undervalued (by P/E ratio) relative to the market. We believe we have built the best, in our opinion, possible portfolio to take advantage of the uncertainty and opportunities the next year will present.

INVESTMENT RESULTS – (Unaudited)

Average Annual Total Returns*

(For the periods ended November 30, 2016)

	1 Year	5 Year	Since Inception (December 28, 2007)
Auer Growth Fund	-1.30%	2.93%	-4.16%
S&P 500® Index**	8.06%	14.45%	6.85%
Russell 2000® Value Index**	19.85%	14.50%	7.72%

Total annual operating expenses, as disclosed in the Fund’s prospectus dated March 29, 2016, were 2.00% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2016, can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 1-888-711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**

The S&P 500® Index and Russell 2000® Value Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

Comparison of the Change in Value of a $10,000 Investment in the Auer Growth Fund, the S&P 500® Index, and the Russell 2000® Value Index (Unaudited)

The chart above assumes an initial investment of $10,000 made on December 28, 2007 (commencement of Fund operations) and held through November 30, 2016. The S&P 500® Index and Russell 2000® Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in these indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Auer Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-711-2837.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, LLC, member FINRA/SIPC.

FUND HOLDINGS – (Unaudited)

Auer Growth Fund Holdings as of November 30, 20161

[1]	As a percentage of net assets.

The investment objective of the Auer Growth Fund is long-term capital appreciation.

The Auer Growth Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that the Adviser believes present the most favorable potential for capital appreciation.

AVAILABILITY OF PORTFOLIO SCHEDULE – (Unaudited)

This Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

Shares	COMMON STOCKS – 97.63%	Fair Value
	Consumer Discretionary – 16.46%
7,000	CalAtlantic Group, Inc.	$233,730
32,000	Century Communities, Inc. *	664,000
16,000	Global Eagle Entertainment, Inc.*	102,720
48,000	Educational Development Corp.	434,400
15,000	Green Brick Partners, Inc. *	137,250
21,000	LGI Homes, Inc. *	685,650
18,500	M.D.C. Holdings, Inc.	497,280
21,500	M/I Homes, Inc. *	502,240
4,700	Nexstar Broadcasting Group, Inc.	280,355
4,200	Sinclair Broadcast Group, Inc., Class A	136,710
9,000	Smith & Wesson Holding Corp. *	209,970
8,700	Toll Brothers, Inc. *	258,042

		4,142,347

	Consumer Staples – 1.95%
40,000	Natural Alternatives International, Inc. *	490,000

	Energy – 1.49%
27,000	Renewable Energy Group, Inc. *	263,250
250,000	Ur-Energy, Inc. *	112,500

		375,750

	Financials – 28.60%
11,000	American River Bankshares *	149,490
11,000	Asta Funding, Inc. *	97,900
16,000	B. Riley Financial, Inc.	267,200
11,000	Banc of California, Inc.	166,100
2,300	Bank of Marin Bancorp	145,935
18,000	Charter Financial Corp.	257,580
14,500	CIT Group, Inc.	592,325
7,200	Citizens First Corp.	126,504
6,300	Compass Diversified Holdings (a)	118,755
5,000	Customers Bancorp, Inc. *	152,500
8,000	Eagle Bancorp Montana, Inc.	156,800

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

Shares	COMMON STOCKS – 97.63% – continued	Fair Value
	Financials – 28.60% – continued
4,200	Evercore Partners, Inc., Class A	$283,080
1,400	Goldman Sachs Group, Inc./The	307,006
12,500	Greenhill & Co., Inc.	346,250
9,500	HMN Financial, Inc. *	152,475
10,000	HomeStreet, Inc. *	290,500
205,000	Institutional Financial Markets, Inc.	237,800
2,000	National Western Life Group, Inc., Class A	522,880
14,500	Nationstar Mortgage Holdings, Inc. *	246,210
17,500	NMI Holdings, Inc., Class A *	150,500
12,500	Oak Valley Bancorp	144,750
5,700	Oaktree Capital Group LLC, Class A (a)	236,265
8,000	OneMain Holdings, Inc. *	162,960
7,500	Parke Bancorp, Inc.	130,875
15,000	PennyMac Financial Services, Inc., Class A *	261,000
4,200	Piper Jaffray Co., Inc. *	306,390
73,000	Porter Bancorp, Inc. *	182,500
7,000	QCR Holdings, Inc.	267,050
45,000	Royal Bancshares of Pennsylvania, Inc. *	125,100
6,300	Sun Life Financial, Inc.	241,920
10,000	TriplePoint Venture Growth BDC Corp.	123,200
8,500	Walker & Dunlop, Inc. *	249,815

		7,199,615

	Health Care – 10.52%
9,000	AMAG Pharmaceuticals, Inc. *	298,800
8,000	AMN Healthcare Services, Inc. *	266,400
4,500	ANI Pharmaceuticals, Inc. *	265,185
72,000	Cleveland BioLabs, Inc. *	115,200
35,000	CRH Medical Corp. *	192,500
12,000	Cytokinetics, Inc. *	144,000
8,000	Eagle Pharmaceuticals, Inc. *	631,680
10,500	Horizon Pharma PLC *	207,900
5,200	Integer Holdings Corp. *	146,900

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

Shares	COMMON STOCKS – 97.63% – continued	Fair Value
	Health Care – 10.52% – continued
5,000	Psychemedics Corp.	$124,950
15,600	Sucampo Pharmaceuticals, Inc., Class A *	253,500

		2,647,015

	Industrials – 14.88%
38,000	Acacia Research Corp. *	262,200
11,500	Argan, Inc.	695,175
20,000	Avalon Holdings Corp. *	61,400
44,000	Builders FirstSource, Inc. *	486,640
105,000	Cemtrex, Inc. *	475,650
15,500	IES Holdings, Inc. *	304,575
48,000	Innovative Solutions & Support, Inc. *	170,400
3,200	MasTec, Inc. *	121,440
38,000	Sunrun, Inc. *	193,800
7,000	TPI Composites, Inc. *	106,190
3,000	Viad Corp.	131,700
30,000	Willdan Group, Inc. *	737,400

		3,746,570

	Information Technology – 15.26%
23,500	Amkor Technology, Inc. *	277,770
4,000	Applied Materials, Inc.	128,800
18,000	ARRIS International PLC *	516,420
23,000	Asure Software, Inc. *	204,700
8,200	Cirrus Logic, Inc. *	451,000
20,000	Control4 Corp. *	228,800
26,000	CSP, Inc.	277,940
15,000	CyberOptics Corp. *	433,500
1,700	InterDigital, Inc.	134,640
5,100	Leidos Holdings, Inc.	261,120
46,000	Network-1 Technologies, Inc. *	142,600
12,500	PCM, Inc. *	251,875
5,000	Stamps.com, Inc. *	531,000

		3,840,165

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

SCHEDULE OF INVESTMENTS – (continued)

November 30, 2016

Shares	COMMON STOCKS – 97.63% – continued	Fair Value
	Materials – 6.47%
11,500	Handy & Harman Ltd. *	$265,650
16,000	Kraton Performance Polymers, Inc. *	493,280
10,000	Norbord, Inc.	250,700
13,500	Platform Specialty Products Corp. *	126,225
50,000	Silver Standard Resources, Inc. *	493,000

		1,628,855

	Real Estate – 2.00%
15,000	AV Homes, Inc. *	237,750
5,000	Consolidated-Tomoka Land Co.	266,850

		504,600

	TOTAL COMMON STOCKS (Cost $21,967,410)	24,574,917

	MONEY MARKET SECURITIES – 2.55%
640,265	Fidelity Institutional Money Market Government Portfolio, Class I -0.28% (b)	640,265

	TOTAL MONEY MARKET SECURITIES (Cost $640,265)	640,265

	TOTAL INVESTMENTS – 100.18% (Cost $22,607,675)	25,215,182

	Liabilities in Excess of Other Assets – (0.18)%	(44,057)

	NET ASSETS – 100.00%	$25,171,125

(a)	Master Limited Partnership
(b)	Rate disclosed is the seven day effective yield as of November 30, 2016.
*	Non-income producing security.

The sectors shown on the portfolio of investments are based on Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Asset Services, LLC.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

Assets
Investments in securities at fair value (cost $22,607,675)	$25,215,182
Dividends and interest receivable	13,914
Prepaid expenses	6,845

Total Assets	25,235,941

Liabilities
Payable to Adviser	29,642
Payable to administrator, fund accountant, and transfer agent	6,880
Payable to custodian	897
Other accrued expenses	27,397

Total Liabilities	64,816

Net Assets	$25,171,125

Net Assets consist of:
Paid-in capital	$61,943,855
Accumulated undistributed net investment loss	(271,567)
Accumulated undistributed net realized loss from investments	(39,108,667)
Net unrealized appreciation on investments	2,607,504

Net Assets	$25,171,125

Shares outstanding (unlimited number of shares authorized, no par value)	3,680,317

Net asset value ("NAV") and offering price per share	$6.84

Redemption price per share (NAV * 99%) (a)	$6.77

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2016

Investment Income
Dividend income (net of foreign taxes withheld of $900)	$344,695

Total investment income	344,695

Expenses
Investment Adviser fee	376,672
Legal	35,069
Administration	34,869
Fund accounting expenses	25,000
Registration	23,869
Transfer agent	22,493
Audit	17,800
Report printing	13,882
Trustee	11,978
CCO	9,873
Custodian	7,688
Pricing	4,228
Insurance	3,241
Miscellaneous	25,408

Total expenses	612,070

Net investment loss	(267,375)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investment securities transactions	(2,295,246)
Net change in unrealized appreciation/depreciation of investment securities	1,448,560

Net realized and unrealized loss on investments	(846,686)

Net decrease in net assets resulting from operations	$(1,114,061)

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015
Decrease in Net Assets due to:
Operations
Net investment loss	$(267,375)	$(384,768)
Net realized loss on investment securities transactions	(2,295,246)	(13,147,911)
Net change in unrealized appreciation/depreciation of investment securities	1,448,560	7,053,291

Net decrease in net assets resulting from operations	(1,114,061)	(6,479,388)

Capital Transactions
Proceeds from shares sold	55,824	634,579
Amount paid for shares redeemed	(8,530,573)	(25,604,962)
Proceeds from redemption fees (a)	21	–

Net decrease in net assets resulting from capital transactions	(8,474,728)	(24,970,383)

Total Decrease in Net Assets	(9,588,789)	(31,449,771)

Net Assets
Beginning of year	34,759,914	66,209,685

End of year	$25,171,125	$34,759,914

Accumulated undistributed net investment loss	$(271,567)	$(496,455)

Share Transactions
Shares sold	8,584	83,677
Shares redeemed	(1,346,689)	(3,587,704)

Net decrease in shares outstanding	(1,338,105)	(3,504,027)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding during each period)

	Fiscal Year Ended November 30,
	2016	2015	2014	2013	2012
Selected Per Share Data:
Net asset value, beginning of year	$6.93	$7.77	$8.31	$5.66	$5.92

Income from investment operations:
Net investment income (loss)	(0.11)	(0.20)	(0.12)	(0.03)	(0.05	)(a)
Net realized and unrealized gain (loss)	0.02 (b)	(0.64)	(0.42)	2.68	(0.21)

Total from investment operations	(0.09)	(0.84)	(0.54)	2.65	(0.26)

Paid in capital from redemption fees	— (c)	—	— (c)	—	—	(c)

Net asset value, end of year	$6.84	$6.93	$7.77	$8.31	$5.66

Total Return (d)	(1.30)%	(10.81)%	(6.50)%	46.82%	(4.39)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$25,171	$34,760	$66,210	$76,651	$61,770
Ratio of expenses to average net assets	2.44%	1.98%	1.88%	1.91%	1.82%
Ratio of net investment income (loss) to average net assets	(1.07)%	(0.75)%	(1.24)%	(0.27)%	(0.83)%
Portfolio turnover rate	175%	138%	140%	147%	162%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.
(c)	Resulted in less than $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS

November 30, 2016

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was organized as a diversified series of the Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Auer Growth Fund is to provide long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

applicable to RICs and by distributing substantially all of its taxable income or complying with other provisions to be eligible for RIC qualification. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

As of and during the fiscal year ended November 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds by or under the direction of the Board in such a manner as the Board determines to be fair and equitable.

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (“REITs”) and distributions from master limited partnerships are recognized on the ex-date. The calendar year-end classification of distributions received from REITs during the fiscal year is reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from master limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

Foreign Currency Translation –The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments.

Dividends and Distributions – The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Short-term capital gains distributions received are recorded as dividend income for financial reporting purposes. Long-term capital gains distributions received are recorded as such for financial reporting purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

of operations, or net asset values per share of the Fund. For the fiscal year ended November 30, 2016, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

Paid in Capital	Net Investment Income	Gain (Loss) on Investments
$(487,921)	$492,263	$(4,342)

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks and master limited partnerships, that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks*	$24,574,917	$—	$—	$24,574,917
Money Market Securities	640,265	—	—	640,265
Total	$25,215,182	$—	$—	$25,215,182

*	Refer to the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Trust recognizes transfers between fair value hierarchy levels at

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – (continued)

the reporting period end. There were no transfers between any levels as of November 30, 2016, based on input levels assigned at November 30, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average net assets. For the fiscal year ended November 30, 2016, the Adviser earned a fee of $376,672 from the Fund. At November 30, 2016, the Fund owed the Adviser $29,642 for advisory services.

The Trust retains Ultimus Asset Services, LLC (“Ultimus”) to provide the Fund with administration, accounting, transfer agent and compliance services, including all regulatory reporting. For the year ended November 30, 2016, Ultimus earned fees of $34,869 for administration services, $22,493 for transfer agent services, and $25,000 for fund accounting services. At November 30, 2016, the Fund owed Ultimus $6,880 for such services.

Certain officers of the Trust are employees of Ultimus or Ultimus Fund Solutions LLC, Ultimus’ parent company. Unified Financial Securities, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Both Ultimus and the Distributor operate as wholly owned subsidiaries of Ultimus Fund Solutions, LLC. An officer of the Trust is an officer of the Distributor; such person may be deemed to be an affiliate of the Distributor.

Huntington National Bank is the custodian of the Fund’s investments (the “custodian”). A Trustee of the Trust is a member of the management of the custodian.

The Trust, on behalf of the Fund has adopted a distribution plan under Rule 12b-1 (the “Plan”). Under the Plan, the Fund can pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (continued)

shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time, upon notice to shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2016, purchases and sales of investment securities, other than short-term investments were as follows:

Amount
Purchases	$43,363,271
Sales	$51,696,610

There were no purchases or sales of long-term U.S. government obligations during the year ended November 30, 2016.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. At November 30, 2016, Bryan Auer and Janet Auer, who are married, owned 71.41% of the Fund. As a result, Bryan and Janet Auer each may be deemed to control the Fund.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2016, the appreciation (depreciation) of investments for tax purposes was as follows:

Amount
Gross Appreciation	$3,020,030
Gross (Depreciation)	(412,526)

Net Appreciation on Investments	$2,607,504

At November 30, 2016, the aggregate cost of securities for federal income tax purposes, was $22,607,675.

At November 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated capital and other losses	$(39,380,234)
Unrealized appreciation	2,607,504

$(36,772,730)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

As of November 30, 2016, accumulated capital and other losses consist of:

Post October Losses	Capital Loss Carryforwards	Qualified Late-Year Ordinary Losses*	Total
($615,946)	($38,492,721)	($271,567)	($39,380,234)

*	Qualified late-year ordinary losses are the excess of the sum of the specified losses attributable to the portion of the taxable year after October 31, and the ordinary losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31.

AUER GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – (continued)

November 30, 2016

NOTE 7. FEDERAL TAX INFORMATION – (continued)

As of November 30, 2016, the Fund had available for federal tax purposes an unused capital loss carryforward of $38,492,721, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

No expiration—short term	$9,594,277
No expiration—long term	5,858,722
Expires on November 30, 2017	23,039,722

$38,492,721

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards are required to be utilized prior to the utilization of carryforwards with expiration dates.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated events or transactions that may have occurred since November 30, 2016, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

SUMMARY OF FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at June 1, 2016 and held through November 30, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Auer Growth Fund	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period* June 1, 2016 – November 30, 2016
Actual	$1,000.00	$1,092.70	$13.04
Hypothetical **	$1,000.00	$1,012.53	$12.54

*	Expenses are equal to the Fund’s annualized expense ratio of 2.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**	Assumes a 5% return before expenses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Auer Growth Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 25, 2017

TRUSTEES AND OFFICERS – (Unaudited)

GENERAL QUALIFICATIONS. The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Chairman and Founder, Constitution Education Foundation since February 2011.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014.

Stephen A. Little (1946) Chairman, December 2004 to December 2016; Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment advisor, since April 1993.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Executive Advisor of Standard Steel, LLC, a manufacturer of forged steel wheels and axles, since January 2016; Director and Vice President of Standard Steel Holdings Co., a holding company which owns Standard Steel, LLC, since January 2015; Director of International Crankshaft, Inc., an automotive supply manufacturing company, since 2004.

Previous: Chief Executive Officer of Standard Steel LLC from August 2011 to January 2016; Director of Steel Wheels Acquisition Corp. and Standard Steel, Inc., both holding companies which, through subsidiaries, produced steel wheels and axles, from August 2011 to December 2014.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Executive Vice President and Chief Officer, Corporate Development for Global Trust Company, a nondepository trust company, since 2008, Advisors Charitable Gift Fund since May 2005, Northeast Retirement Services, Inc., a provider of retirement and charitable services products, since February 2003 and Savings Banks Employees Retirement Association, a provider of qualified retirement benefit plans, since February 2003; Director, Lift Up Africa since 2008; Chair Investment Committee since January 2011 and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

The following table provides information regarding the interested Trustee and the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (1955)*** Trustee, November 2007 to present

Current: Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October 2008; Director, Greenlawn Cemetery since October 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Bo Howell (1981) Vice President of Legal Services and Secretary, January 2016 to present

Current: Vice President, Director of Fund Administration for Ultimus Fund Solutions, LLC since 2014; Secretary, UMT since 2015.

Previous: Assistant Secretary, UMT (2014); Counsel – Securities and Mutual Funds for Western & Southern Financial Group (2012 to 2014); U.S. Securities and Exchange Commission, Senior Counsel (2009 to 2012).

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
John C. Swhear (1961) Vice President, January 2016 to present

Current: Assistant Vice President and Associate Director of Compliance, Ultimus Fund Solutions, LLC since 2015; Chief Compliance Officer, Unified Financial Securities, LLC since May 2007; Chief Compliance Officer and AML Officer, Capitol Series Trust since September 2013; Chief Compliance Officer, AML Officer and Vice President, Valued Advisers Trust since May 2007.

Previous: Vice President of Legal Administration, Compliance and Risk for Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC), the Trust’s administrator, (April 2007 to December 2015), Director (May 2014 to December 2015); President, Unified Series Trust (August 2013 to January 2016), Interim President (March 2012 to August 2013), Senior Vice President of Unified Series Trust (May 2007 to March 2012); Secretary of Huntington Funds (April 2010 to February 2012).

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

TRUSTEES AND OFFICERS – (Unaudited) – (continued)

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October 2004.

*	The address for each Trustee and officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	The Trust currently consists of 17 series.

***	Ms. Kelly may be deemed an interested trustee because she is an officer of an entity that until December 2015 was under common control with Unified Financial Securities, Inc., one of the Trust’s distributors. The Board reviewed and approved this arrangement.

ADVISER RENEWAL AGREEMENT (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s management agreement with its investment adviser, SB Auer Funds, LLC (“Auer”).

The Board of Trustees, with the assistance of the Board’s Advisory Contract Renewal Committee (the “Committee”), requests and evaluates all information that the Trustees deem reasonably necessary under the circumstances in connection with this annual contract review.

The Committee convened on July 12, 2016 via teleconference to consider the renewal of the management agreement between the Trust and Auer on behalf of the Fund. In advance of the Committee meeting, each Trustee received and reviewed materials compiled by Ultimus Asset Services, LLC, the Trust’s administrator (“UAS”). After discussing the materials, the Committee interviewed Auer’s Chief Compliance Officer, its Senior Portfolio Manager, and its Portfolio Manager and Operations Manager.

At the Board’s August 15, 2016 in-person meeting, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940) of the Trust or Auer, approved the continuation of the management agreement between the Trust and Auer on behalf of the Fund for an additional year. The Trustees’ approval of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors. Because the Fund’s management agreement is reviewed and considered by the Board on an annual basis, the Trustees’ determinations may be based, in part, on their consideration of the management agreement in previous years.

(i)

The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund. The Trustees considered that these services include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment

ADVISER RENEWAL AGREEMENT (Unaudited) – (continued)

restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. The Trustees noted that Auer’s investment strategy involves intense qualitative work, but Auer appears to have adequate resources to provide the advisory services. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii)	Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for the periods ended June 30, 2016, which compared the Fund’s performance to its primary benchmark, the S&P 500 Index, and its secondary benchmark, the Russell 2000 Value Index. The Trustees observed that the Fund had underperformed both benchmarks for the year-to date, one-, three-, and five-year periods. The Trustees also noted that the Fund had underperformed the average return of its Morningstar Small Blend category over the year-to-date, one-year, three-year, and five-year periods. The Trustees considered Auer’s explanation for the Fund’s underperformance, noting in particular that, due to Auer’s quantitative approach, under current market conditions the investable stocks for the Fund have been limited primarily to micro-cap stocks, which have performed poorly over recent periods. The Trustees further noted that Auer’s style is a momentum style with securities largely outside of the popular indexes in a marketplace that has been index dominated and has had no significant earnings momentum moves in a weak economic environment. The earnings momentum model that Auer uses is highly dependent on strong economic trends, which are sorely lacking in the current recovery. The Trustees expressed concern about the poor performance, but acknowledged that market conditions were unusual and that the Fund’s relative performance may rebound as Auer believes, if and when the markets “normalize.”

(iii)

Fee Rate and Profitability. The Trustees noted that the Fund’s gross management fee is higher than its peer group average and median, as are its total net expenses. The Trustees considered Auer’s representation that the higher management fee is appropriate given the extensive work

ADVISER RENEWAL AGREEMENT (Unaudited) – (continued)

done by Auer in manually reviewing and evaluating earnings reports as part of its investment process. The Trustees also considered the profitability analysis prepared by Auer for its management of the Fund, which showed that Auer is earning a profit from managing the Fund. The Trustees noted that the Adviser does not enter into soft dollar transactions. The Trustees considered Auer’s representation that the Fund is its only client and it does not manage any other client accounts. The Trustees concluded that the Fund’s current management fee represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund and the costs incurred by Auer in providing services to the Fund.

(iv)	Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that it does not appear that Auer is realizing benefits from economies of scale in managing the Fund’s assets to such an extent that the management fee for the Fund should be reduced or that breakpoints in the management fee should be implemented at this time.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30th is available without charge upon request by (1) calling the Fund at (888) 711-2837 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little

Daniel J. Condon

Kenneth G.Y. Grant, Chairman

Gary E. Hippenstiel

Nancy V. Kelly

Ronald C. Tritschler

OFFICERS

David R. Carson, President

Zachary P. Richmond, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

Bo Howell, Secretary

INVESTMENT ADVISER

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, LLC

Member FINRA/SIPC

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Symons Value Institutional Fund:	FY 2016	$13,800
	FY 2015	$13,000
Roosevelt Multi-Cap Fund:	FY 2016	$14,300
	FY 2015	$13,500
Auer Growth Fund:	FY 2016	$13,800
	FY 2015	$13,000

(b)	Audit-Related Fees

Registrant
Symons Value Institutional Fund:	FY 2016	$0
	FY 2015	$0
Roosevelt Multi-Cap Fund:	FY 2016	$0
	FY 2015	$0
Auer Growth Fund:	FY 2016	$0
	FY 2015	$0

(c)	Tax Fees

Registrant
Symons Value Institutional Fund:	FY 2016	$3,000
	FY 2015	$2,500
Roosevelt Multi-Cap Fund:	FY 2016	$3,000
	FY 2015	$2,500
Auer Growth Fund:	FY 2016	$4,000
	FY 2015	$3,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Registrant
Symons Value Institutional Fund:	FY 2016	$0
	FY 2015	$0
Roosevelt Multi-Cap Fund:	FY 2016	$0
	FY 2015	$0
Auer Growth Fund:	FY 2016	$0
	FY 2015	$0

Nature of the fees: Not applicable

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2016	$0	$0
FY 2015	$0	$0

(h) The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By	/s/ David R. Carson
David R. Carson, President

Date 1/24/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David R. Carson
David R. Carson, President

Date 1/24/17

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer

Date 1/25/17